LIST AT DECEMBER 31, 2002
                          OF AFFILIATED COMPANIES IN
                    CONFORMITY WITH SECTIONS 379 AND 414,
                     BOOK 2 OF THE NETHERLANDS CIVIL CODE

                     BELONGING TO AKZO NOBEL N.V., ARNHEM

                    As filed with the Arnhem Trade Registry











Identified as being a statement to which our report dated February 10, 2003 refers.






KPMG Accountants N.V.

CONTENTS
--------
                                                                           Page
                                                                           ----

1  Notes to the list                                                         3

2  List of consolidated legal entities and corporations                      4

3  List of nonconsolidated legal entities and corporations presented in     20
   conformity with Section 379, Book 2, of the Netherlands Civil Code

Notes to the list of legal entities and corporations presented in conformity with Sections 379 and 414, Book 2, Netherlands Civil Code.

1 With respect to the Dutch legal entities marked *, Akzo Nobel N.V. has declared in writing that it accepts joint and several liability for contractual debts of the relevant companies, in conformity with Section 403, Book 2, of the Netherlands Civil Code.
2 With respect to Irish legal entities marked ** Akzo Nobel N.V. has issued guarantees in relation to the exemption of the relevant companies under section 5(c) of the Companies (Amendment) Act 1986 Ireland.
3 The ownership percentage represents the interest Akzo Nobel N.V. or one or more of its majority subsidiaries singly or jointly have in the issued share capital of the participation.

             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Argentina
   Akzo Nobel Coatings S.A. (Argentina)                                             Buenos Aires                          100.00
   Akzo Nobel Quimica SA (Argentina)                                                Buenos Aires                          100.00
   International Pine Products SA                                                   Acassuso                              100.00
   Intervet Argentina S.A.                                                          Buenos Aires                          100.00
   Organon Argentina S.A.Q.I.& C.                                                   Buenos Aires                          100.00

   Australia
   Akzo Nobel (Holdings) Pty Ltd                                                    Camellia                              100.00
   Akzo Nobel Car Refinishes Australia Pty Ltd                                      Sydney                                100.00
   Akzo Nobel Chemicals Pty Ltd                                                     Camellia                              100.00
   Akzo Nobel Coatings (Holdings) Pty Ltd                                           Camellia                              100.00
   Akzo Nobel Industries Ltd                                                        Camellia                              100.00
   Akzo Nobel Pty Ltd                                                               Camellia                              100.00
   Eka Chemicals (Australia) Pty Ltd                                                Melbourne                             100.00
   Intervet Australia Pty Ltd                                                       Canberra                              100.00
   Intervet Rural Co Pty Ltd                                                        Melbourne                             100.00
   Onslow Salt Pty Ltd                                                              Perth                                  84.04
   Organon (Australia) Pty Ltd                                                      Canberra                              100.00
   Pinchin Johnson (Australia) Pty Ltd                                              Camellia                              100.00
   Salt Asia Holdings Pty Ltd                                                       Perth                                  91.35

   Austria
   Akzo Nobel Coatings GmbH (Austria)                                               Salzburg                              100.00
   Akzo Nobel Decorative Coatings GmbH                                              Salzburg                              100.00
   Austro-Lesonal GmbH                                                              Salzburg                              100.00
   Eka Chemicals Austria GmbH                                                       Purkersdorf                           100.00
   Intervet GesmbH                                                                  Vienna                                100.00
   Levis GmbH                                                                       Salzburg                              100.00
   Organon GesmbH                                                                   Vienna                                100.00

   Bangladesh
   Organon (Bangladesh) Ltd                                                         Dhaka                                  83.09

   Barbados
   Akzo Nobel Fsc Ltd                                                               Christ Church                         100.00

   Belgium
   Akzo Invest N.V.                                                                 Brussels                              100.00
   Akzo Nobel Car Refinishes NV                                                     Vilvoorde                              99.95
   Akzo Nobel Chemicals SA (Belgium)                                                Mons                                  100.00
   Akzo Nobel Coatings Nv/Sa                                                        Vilvoorde                             100.00
   Akzo Nobel Decorative Coatings NV/SA                                             Brussel                               100.00
   Akzo Nobel International Nv/Sa (in liquidation)                                  Brussels                              100.00
   Akzo Nobel NV SA                                                                 Brussels                              100.00
   Akzobel N.V.                                                                     Brussel                               100.00
   Akzobelco NV                                                                     Brussels                              100.00
   Auto Body Services CV (ABS)                                                      Brussel                                81.52
   De Keyn Paint Nv/Sa                                                              Brussels                              100.00
   International Paint (Belgium) NV                                                 Brussels                              100.00
   Intervet Belgium N.V.                                                            Brussels                              100.00
   Organon Belgie NV                                                                Brussel                               100.00
   Salt Distribution Company N.V.                                                   Antwerpen                             100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Bolivia
   Hoechst Roussel Vet de Bolivia Ltda (Proposed to be changed to La Paz                                                  100.00
   Ltda)

   Brazil
   Akzo Nobel Ltda                                                                  Sao Paulo                             100.00
   Akzo Nobel Participacoes Ltda                                                    Sao Paulo                             100.00
   Casco Surface Ltda                                                               Sao Paulo                             100.00
   Eka Chemicals Do Brazil S.A.                                                     Jundiai                                94.56
   Eka Quimica Ltda                                                                 Rio de Janeiro                         51.00
   Organon do Brasil Industria e Comercio Ltda                                      Sao Paulo                             100.00
   Proquimio-Produtos Quimicos Opoterapicos Ltda                                    Sao Paulo                             100.00
   Protequim Produtos Techno - Quimicos Ltda                                        Sao Paulo                             100.00

   Bulgaria
   Intervet Bulgaria EOOD                                                           Sofia                                 100.00

   Canada
   Akzo Nobel Chemicals Ltd (Canada)                                                Toronto                               100.00
   Akzo Nobel Coatings Holdings Ltd (Canada)                                        Coburg                                100.00
   Akzo Nobel Coatings Ltd (Canada)                                                 Ontario                               100.00
   Casco Impregnated Papers Inc (Canada)                                            Cobourg                                82.00
   Eka Chemicals Canada Inc                                                         Magog                                 100.00
   Intervet Canada Ltd.                                                             Ontario                               100.00
   Organon Canada Ltd.                                                              Ontario                               100.00

   Chile
   Alby Kemi Chile Ltda                                                             Talca                                 100.00
   Eka Chemicals Chile S.A.                                                         Santiago                               99.99
   Hormoquimica de Chile Ltda                                                       Santiago de Chile                     100.00
   Intervet Veterinaria Chile Ltda                                                  Santiago                              100.00
   MPC Chile                                                                        Santiago                              100.00

   China
   Akzo Nobel (Hong Kong) Ltd                                                       Hong Kong                             100.00
   Akzo Nobel (Shanghai) Co. Ltd.                                                   Shanghai                              100.00
   Akzo Nobel Car Refinishes (GZFTZ) Ltd                                            Guangzhou                             100.00
   Akzo Nobel Car Refinishes (Suzhou) Co. Ltd                                       Suzhou                                100.00
   Akzo Nobel Car Refinishes Hong Kong Ltd                                          Hong Kong                             100.00
   Akzo Nobel Chang Cheng Coatings (Beijing) Co., Ltd                               Beijing                                50.00
   Akzo Nobel Chang Cheng Coatings (Guangdong) Co Ltd                               Shenzhen                               50.00
   Akzo Nobel Chang Cheng Coatings (Suzhou) Co Ltd                                  Suzhou                                 50.00
   Akzo Nobel Chang Cheng Ltd (Powder)                                              Hong Kong                              50.00
   Akzo Nobel Chemicals MCA (Taixing) Co. Ltd.                                      Taixing                               100.00
   Akzo Nobel Coatings (Dongguan) Co. Ltd.                                          Dongguan City                         100.00
   Akzo Nobel Decorative Coatings (China) Ltd                                       Guangzhou                             100.00
   Akzo Nobel Decorative Coatings (Hong Kong) Ltd                                   Hong Kong                              99.99
   Akzo Nobel Decorative Coatings (Shanghai) Ltd                                    Shanghai                               98.00
   Akzo Nobel Fesco Ltd                                                             Hong Kong                              51.00
   Akzo Nobel Protective Coatings (Suzhou) Co Ltd                                   Suzhou                                100.00
   Akzo Nobel Resins (Suzhou) Co. Ltd.                                              Suzhou                                100.00
   Casco Adhesives (Beijing) Ltd Co                                                 Beijing                               100.00
   Casco Adhesives Hong Kong Ltd                                                    Hong Kong                             100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Coin Akzo Nobel Peroxides (Ningbo) Co. Ltd                                       Ningbo                                 55.50
   Eka Chemicals (Suzhou) Ltd                                                       Suzhou                                100.00
   Fengkai Eka Chemicals Co. Ltd                                                    Guangdong                              70.00
   Ferro Ningbo Powder Coatings Limited                                             Ningbo                                 80.00
   International Coatings Ltd                                                       Hong Kong                             100.00
   International Paint of Shanghai Co Ltd                                           Shanghai                               51.00
   Intervet (Hong Kong) Ltd                                                         Hong Kong                             100.00
   Keum Jung Akzo Nobel Peroxides Ltd.                                              Seoul                                  80.00
   Nanjing Organon Pharmaceutical Company Ltd                                       Nanjing                                83.00
   Organon (Hong Kong) Ltd                                                          Hong Kong                             100.00
   Tianjin Akzo Nobel Peroxides Co. Ltd                                             Tianjin                                87.50
   Yixing Akzo Nobel Sanyuan Chemicals Company Ltd                                  Yixing City                            67.50

   Colombia
   Eka Chemicals de Colombia S.A.                                                   Cali - Dpto Valle                      99.97
   Interquim S.A.                                                                   Medellin                              100.00
   Intervet Colombia Ltda                                                           Bogota                                100.00
   Organon de Colombia Ltda                                                         Santafe de Bogota                     100.00

   Costa Rica
   Intervet Holding Costa Rica SA                                                   San Jose                              100.00

   Croatia
   Budafestek Doo (Ltd)                                                             Zagreb                                100.00

   Cyprus
   Intervet Middle East Ltd                                                         Nicosia                                99.00
   Organon Middle East Ltd. Cyprus                                                  Nicosia                               100.00

   Czech Republic
   Intervet S.R.O. (Czech Rep)                                                      Prague                                100.00
   LNR Estaste S.R.O.                                                               Prague                                100.00
   Organon Czech S.R.O.                                                             Prague                                100.00
   Schonox S.R.O.                                                                   Karlovy-Vary                          100.00

   Denmark
   Akzo Nobel A/S (Denmark)                                                         Copenhagen                            100.00
   Akzo Nobel Car Refinishes A/S                                                    Hoje Tastrup                          100.00
   Akzo Nobel Chemicals Aps (Denmark)                                               Ballerup                              100.00
   Akzo Nobel Deco A/S                                                              Copenhagen                            100.00
   Akzo Nobel Industrial Coatings A/S                                               Kopenhagen                            100.00
   Akzo Nobel Salt A/S                                                              Mariager                              100.00
   Biometer International A/S                                                       Odense                                100.00
   Casco A/S (Denmark)                                                              Fredensborg-Humlebak                  100.00
   Focus A/S                                                                        Copenhagen                            100.00
   International Farvefabrik A/S                                                    Herlev                                100.00
   Intervet Denmark A/S                                                             Ballerup                              100.00
   Mariager Energi A/S                                                              Mariager                              100.00
   Organon A/S  (Denmark)                                                           Ballerup                              100.00
   Rosemont Pharma AS                                                               Skovlunde                             100.00
   Sadolin Farveland Marketing A.S.                                                 Copenhagen                             80.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Dominican Republic
   Intervet Dominicana S.A.                                                         Santo Domingo                          99.90

   Ecuador
   Interquimec S.A.                                                                 Quito                                 100.00
   Intervet Ecuador S.A.                                                            Guayaquil                             100.00
   Organon Ecuatoriana C.A.                                                         Guayaquil                             100.00

   Egypt
   Intervet Egypt for Animal Health SAE                                             Cairo                                 100.00
   Organon Egypt Ltd                                                                Cairo                                 100.00

   Estonia
   ES Sadolin AS                                                                    Tallinn                                90.00
   LLC Casco Liimid (Estonia)                                                       Tallinn                               100.00

   Fiji
   Taubmans Paints Fiji Ltd                                                         Suva                                   65.00

   Finland
   Akzo Nobel Coatings Oy                                                           Vantaa                                100.00
   Akzo Nobel Deco Oy                                                               Vantaa                                100.00
   Eka Chemicals Oy (Finland)                                                       Helsinki                              100.00
   Intervet Oy                                                                      Vantaa                                100.00
   Oy International Paint (Finland) AB                                              Helsinki                              100.00
   Oy Organon AB                                                                    Helsinki                              100.00

   France
   Acoat Bodyshop Service SAS                                                       Senlis                                 65.86
   Akcros Chemicals France S.A.                                                     Compiegne                              99.91
   Akzo Nobel (Holding) SA                                                          Le Havre                              100.00
   Akzo Nobel Aerospace Coatings SA                                                 Montataire                             99.99
   Akzo Nobel Chemicals S.A.S.                                                      Venette                               100.00
   Akzo Nobel Coatings S.A.                                                         Saint-Denis                            99.79
   Akzo Nobel Industrial Coatings SA                                                Lyon                                   99.88
   Akzo Nobel Nippon Paint SA                                                       Harfleur                               75.00
   Akzo Nobel Powder Coatings SNC                                                   Evry                                  100.00
   Akzo Nobel S.A.                                                                  Paris                                 100.00
   Akzo Nobel Surface Chemistry SA                                                  Compiegne                              99.97
   Boiro Nobel S.A.                                                                 Lyon                                  100.00
   Casco Decor S.N.C.                                                               Arches                                100.00
   Casco France S.A.                                                                Nanterre                              100.00
   Casco Industrie SNC                                                              Antony Cedex                          100.00
   Cegecol SNC                                                                      Antony Cedex                          100.00
   Color Auto Expert S.A                                                            Montataire                             99.55
   Diosynth France S.A.                                                             Eragny-Sur-Epte                        99.88
   Distrireti S.A.                                                                  Riom                                   99.96
   Eka Chimie S.A.                                                                  Ambes                                  99.98
   International Paint France S.A.                                                  Sotteville les Rouen                   97.00
   International Peinture S.A.                                                      Le Havre                              100.00
   International Peinture SA                                                        Le Havre                              100.00
   Intervet International SA                                                        Beaucouze                              99.99


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Intervet Pharma R & D S.A.                                                       Angers                                 99.92
   Intervet Productions SA                                                          Nanterre                               99.99
   Intervet S.A.                                                                    Angers                                 99.99
   Jouanne SA                                                                       Caen                                   99.79
   Laboratoires R.E.T.E. S.A.                                                       Riom                                   99.99
   Nord Couleurs Decoration SA                                                      Haubourdin                             99.42
   Organon France Holding SA                                                        Riom                                  100.00
   Organon S.A.                                                                     Eragny-sur-Epte                        99.68
   Peintures Couleurs Decoration SA                                                 Sartrouville                           99.49
   Prodeta S.A.                                                                     Vannes                                 99.99
   Roll Centre S.A.                                                                 Brive                                  99.63
   SIP SA                                                                           Le Havre                               99.79
   Socoremo SA                                                                      Bordeaux                               99.41
   SUD Est Decor S.A.                                                               Aubagne                                99.77
   Toitot SA                                                                        Besancon                               99.09
   Vachon S.A.                                                                      Lyon                                   99.79

   Germany
   Akcros Chemicals GmbH & Co, KG                                                   Greiz                                 100.00
   Akcros Chemicals Verwaltung Gesellschaft GmbH                                    Greiz                                 100.00
   Akzo Nobel Aerospace Coatings GmbH                                               Norderstedt                           100.00
   Akzo Nobel Chemicals GmbH                                                        Dueren                                100.00
   Akzo Nobel Chemicals Holding GmbH                                                Duren                                 100.00
   Akzo Nobel Coatings GmbH                                                         Stuttgart                             100.00
   Akzo Nobel Deco GmbH                                                             Koln                                  100.00
   Akzo Nobel Farben Beteiligungs GmbH                                              Stuttgart                             100.00
   Akzo Nobel Faser Pensionsverwaltungs-GmbH                                        Wuppertal                             100.00
   Akzo Nobel GmbH                                                                  Duren                                 100.00
   Akzo Nobel Information Services GmbH                                             Duren                                 100.00
   Akzo Nobel Nippon Paint GmbH                                                     Nurnberg                               75.00
   Akzo Nobel Oleochemicals GmbH                                                    Emmerich                              100.00
   Akzo Nobel Salz GmbH                                                             Stade                                 100.00
   Carbosulf Chemische Werke GmbH                                                   Koln                                   66.67
   CarInfo Service GmbH                                                             Stuttgart                             100.00
   Casco Products GmbH                                                              Essen                                 100.00
   Degewop Arzneimittel GmbH                                                        Oberschleissheim                      100.00
   ECI Elektro-Chemie GmbH                                                          Ibbenburen                            100.00
   Farbe und Heimtex Sonnen Herzog GmbH                                             Reinsdorf                             100.00
   Hydrochemie GmbH                                                                 Schwabenheim                          100.00
   International Farbenwerke GmbH                                                   Geesthacht                            100.00
   Intervet Deutschland GmbH                                                        Unterschleissheim                     100.00
   Intervet Innovation GmbH                                                         Schwabenheim                          100.00
   Intervet International GmbH                                                      Unterschleissheim                     100.00
   Joh. Peters sen. GmbH                                                            Berlin                                100.00
   Kerstin Wand und Boden GmbH                                                      Soest                                 100.00
   Mochem GmbH                                                                      Marburg                               100.00
   Nourypharma GmbH                                                                 Oberschleissheim                      100.00
   Organon Development GmbH                                                         Waltrop                               100.00
   Organon GmbH                                                                     Oberschleissheim                      100.00
   Reparatur Partner Direkt GmbH                                                    Stuttgart                             100.00
   Schonox GmbH                                                                     Rosendahl                             100.00
   WUMEG Farbe & Heimtex GmbH                                                       Stuttgart                             100.00
   Wupper AG i.L.                                                                   Wuppertal                              99.99


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Greece
   Akzo Nobel Coatings A.E. (Greece)                                                Athens                                100.00
   Akzo Nobel Powder Coatings A.E.                                                  Athens                                100.00
   International Paint (Hellas) S.A.                                                Piraeus                               100.00
   Intervet Animal Nutrition Products SA (in liquidation)                           Athens                                100.00
   Intervet Hellas A.E.                                                             Athens                                100.00
   Organon Hellas Commercial societe Anonyme                                        Athens                                100.00
   Vivechrom S.A.                                                                   Mandra                                 76.00

   Guernsey
   Oakwood Ltd                                                                      St. Peter Port                         76.92
   Windsor Ltd                                                                      St. Peter Port                         99.94

   Hungary
   Akzo Nobel Coatings Rt. (Hungary)                                                Tiszaujvaros                          100.00
   Akzo Nobel CR Car Refinishes Trading Company Ltd                                 Budapest                              100.00
   Akzo Nobel Representation and Services Kft (Ltd)                                 Budapest                              100.00
   A-Pigment Ltd                                                                    Zalaegerszeg                           51.00
   Budafestek Kft                                                                   Budapest                              100.00
   Intervet Hungaria Kft                                                            Budapest                              100.00
   Organon Hungary Kereskedelmi Kft/Org. Hungary Trading Ltd                        Budapest                              100.00
   Pigment Lim. Partnership                                                         Kecskemet                              75.00
   Profikolor Uzletlanc Ltd                                                         Budapest                              100.00

   India
   Akzo Nobel Car Refinishes India Pvt Ltd                                          Bangalore                             100.00
   Akzo Nobel Chemicals (India) Ltd                                                 Pune                                   95.85
   Akzo Nobel Coatings India Private Ltd                                            Bangalore                             100.00
   Akzo Nobel Non-Stick Coatings Ltd                                                Amhedabad                              99.90
   Intervet India Pvt. Ltd                                                          Hyderabad                             100.00
   Organon (India) Ltd                                                              Calcutta                               92.76

   Indonesia
   PT Akzo Nobel Car RefinishesIndonesia                                            Jakarta                               100.00
   PT Akzo Nobel Dekorina                                                           Jakarta                                65.00
   PT Akzo Nobel Raung Resins                                                       Surabaya                               80.00
   PT Akzo Nobel Satindo                                                            Jakarta                               100.00
   PT Casco Persada Indonesia                                                       Jakarta                               100.00
   PT Eka Kimia Inti Abadi                                                          Jawa Timur                            100.00
   PT Eka Nobel Indonesia                                                           Surabaya                              100.00
   PT International Coatings                                                        Bekasi                                100.00
   PT Intervet Indonesia                                                            Jakarta                               100.00
   PT Organon Indonesia                                                             Jakarta                                99.67

   Ireland
** Akzo Nobel Car Refinishes (Ireland) Ltd                                          Dublin                                100.00
** Akzo Nobel Decorative Coatings Ireland Ltd                                       Dublin                                100.00
** Intervet  (Ireland) Limited                                                      Dublin                                100.00
** Intervet Laboratories Limited (Ireland)                                          Dublin                                100.00
** Nourypharma Ireland Ltd                                                          Dublin                                100.00
** Organon Ireland Ltd                                                              Dublin                                100.00
** Organon Teknika Ltd (Rep Ireland)                                                Dublin                                100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Italy
   Akcros Chemicals Italia Srl                                                      Milaan                                100.00
   Akzo Nobel Chemicals SPA (Italy)                                                 Milano                                100.00
   Akzo Nobel Coatings S.P.A.                                                       Cesano Boscone                        100.00
   Akzo Nobel Nippon Paint Srl                                                      Fombio                                 75.00
   Akzo Nobel Non Stick Coatings Srl                                                Fombio                                100.00
   Akzo Nobel Wood Coatings Srl                                                     Milano                                100.00
   Autolakken S.R.L                                                                 Monza                                 100.00
   Farmaceutici Gellini SRL                                                         Milano                                100.00
   Gellini International SRL                                                        Milano                                100.00
   International Paint Italia SPA                                                   Genova                                 99.91
   Intervet (Italia) S.R.L.                                                         Milano                                100.00
   Nuova ICC SRL                                                                    Milano                                100.00
   Organon Italia S.P.A.                                                            Rome                                  100.00
   Therimas S.R.L.                                                                  Rome                                  100.00

   Japan
   Akzo Nobel Coatings K.K.                                                         Osaka                                 100.00
   Akzo Nobel K.K.                                                                  Tokyo                                 100.00
   Akzo Nobel Kashima K.K.                                                          Tokyo                                 100.00
   Intervet K.K.                                                                    Tokyo                                 100.00
   Nippon Organon K.K.                                                              Osaka                                 100.00
   Nissan Eka Chemicals Co. Ltd                                                     Tokyo                                  80.00

   Kenya
   Intervet East Africa Limited                                                     Nairobi                               100.00

   Korea (South)
   Akzo Nobel Amides Co. Ltd                                                        Kyungju                               100.00
   Akzo Nobel Car Refinishes Korea Co. Ltd.                                         Seoul                                 100.00
   Akzo Nobel Ltd (Korea)                                                           Seoul                                 100.00
   Eka Chemicals Korea Co. Ltd                                                      Seoul                                 100.00
   International Paint (Korea) Ltd                                                  Ansan                                  60.00
   International Paint (Research) Ltd                                               Geoje City                            100.00
   Interpon Powder Coatings Limited                                                 Ansan                                  50.00
   Intervet Korea Ltd.                                                              Seoul                                 100.00
   LG Ferro Powder Coatings Limited                                                 Seoul                                  71.80
   Organon Korea Ltd                                                                Seoul                                 100.00

   Latvia
   LA Sadolin SIA                                                                   Riga                                   90.00

   Lebanon
   Organon Middle East S.A.L. (Lebanon)                                             Beyrouth                               97.00

   Lithuania
   LI Sadolin                                                                       Vilnius                                90.00

   Luxemburg
   Compagnie de Reassurance Akzo Nobel S.A.                                         Luxemburg                             100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Malaysia
   Akzo Nobel  (Malaysia) Sdn Bhd                                                   Kuala Lumpur                          100.00
   Akzo Nobel Car Refinishes (Malaysia) Sdn Bhd                                     Selangor                              100.00
   Akzo Nobel Coatings Sdn Bhd                                                      Selangor                              100.00
   Akzo Nobel Industrial Coatings Sdn Bhd                                           Petaling Jaya                         100.00
   Akzo Nobel Industries Sdn Bhd                                                    Selangor                               65.00
   Akzo Nobel Oleochemicals Sdn. Bhd.                                               Selangor                               65.00
   Casco Adhesives Sdn Bhd                                                          Selangor                              100.00
   Casco Decor Sdn Bhd                                                              Kuala Lumpur                          100.00
   International Coatings Sdn Bhd                                                   Johor                                  70.00
   Intervet (M) Sdn Bhd                                                             Selangor                              100.00
   Organon (Malaysia) Sdn. Bhd.                                                     Kuala Lumpur                          100.00
   Synthese (Malaysia) Sdn. Bhd.                                                    Melaka                                 62.00

   Mexico
   Akzo Nobel Chemicals S.A. de C.V.                                                Mexico DF                             100.00
   Akzo Nobel Coatings Servicios Profesionales S.A. de C.V.                         Mexico City                            55.00
   Akzo Nobel Comex S.A. de C.V.                                                    Mexico City                            55.00
   Akzo Nobel Industrial Coatings Mexico SA de CV                                   Mexico City                           100.00
   Compania Mexicana de Pinturas International SA de CV                             Mexico City                           100.00
   Industrial de Acabados S.A. de C.V.                                              Monterrrey                             50.00
   Intervet Mexico S.A. de C.V.                                                     Santiago Tianguistenco                100.00
   Interveterinaria SA de CV                                                        Santiago Tianguistenco                 99.70
   Organon Mexicana S.A. de C.V.                                                    Mexico DF                             100.00
   Organon Sanofi-Synthelabo Mexico, S.A. de C.V.                                   Mexico City                            50.00
   Pinturas Condor S.A. de C.V. Mexico                                              Mexico                                100.00
   Quimica Esteroidal S.A. de C.V.                                                  San Juan de Ixhuatep                  100.00
   Robena S.A.                                                                      Mexico City                           100.00
   Akzo Nobel Coatings S.A. (Morocco)                                               Casablanca                             73.62
   Intervet Maroc                                                                   Casablanca                             99.99
   Organon Maroc S.a.R.L.                                                           Casablanca                            100.00
   Sadvel SA                                                                        Casablanca                             70.60

   Myanmar
   Myanmar Organon Ltd                                                              Yangon                                100.00

   Neth. Antilles
   Akzo Nobel (Netherlands Antilles) NV                                             Bonaire                               100.00
   Akzo Nobel International Finance NV                                              Curacao                               100.00
   Eka Chemicals Antilles Holding N.V.                                              Willemstad                            100.00

   Netherlands
*  Akcros Chemicals B.V.                                                            Amersfoort                            100.00
*  Akzo Nobel (C) Holdings BV                                                       Woerden                               100.00
*  Akzo Nobel Aerospace Coatings BV                                                 Sassenheim                            100.00
*  Akzo Nobel Aerospace Coatings International B.V.                                 Sassenheim                            100.00
*  Akzo Nobel Asia BV                                                               Arnhem                                100.00
   Akzo Nobel Assurantie N.V.                                                       Arnhem                                100.00
*  Akzo Nobel Base Chemicals bv                                                     Amersfoort                            100.00
*  Akzo Nobel Car Refinishes BV                                                     Sassenheim                            100.00
*  Akzo Nobel Catalysts BV                                                          Amersfoort                            100.00
   Akzo Nobel Center Energie B.V.                                                   Arnhem                                100.00
*  Akzo Nobel Central Purchasing B.V.                                               Arnhem                                100.00
*  Akzo Nobel Central Research B.V.                                                 Arnhem                                100.00
*  Akzo Nobel Chemicals BV                                                          Amersfoort                            100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



*  Akzo Nobel Chemicals International BV                                            Amersfoort                            100.00
*  Akzo Nobel China B.V.                                                            Arnhem                                100.00
*  Akzo Nobel China Beheer BV                                                       Arnhem                                100.00
*  Akzo Nobel China Trade BV                                                        Arnhem                                100.00
*  Akzo Nobel Coatings B.V.                                                         Sassenheim                            100.00
*  Akzo Nobel Coatings International B.V.                                           Arnhem                                100.00
*  Akzo Nobel Coatings Research bv                                                  Arnhem                                100.00
*  Akzo Nobel Decorative Coatings BV                                                Sassenheim                            100.00
*  Akzo Nobel Decorative Coatings Turkey B.V.                                       Arnhem                                100.00
*  Akzo Nobel Duitsland bv                                                          Arnhem                                100.00
   Akzo Nobel Energie Hengelo B.V.                                                  Hengelo                               100.00
*  Akzo Nobel Energy BV                                                             Amersfoort                            100.00
*  Akzo Nobel Engineering B.V.                                                      Arnhem                                100.00
*  Akzo Nobel Finance B.V.                                                          Arnhem                                100.00
*  Akzo Nobel Functional Chemicals B.V.                                             Amersfoort                            100.00
*  Akzo Nobel Holding Duitsland B.V.                                                Arnhem                                100.00
*  Akzo Nobel Industrial Coatings BV                                                Sassenheim                            100.00
*  Akzo Nobel Industrial Products Colombia B.V.                                     Arnhem                                100.00
*  Akzo Nobel Insurances B.V.                                                       Arnhem                                100.00
*  Akzo Nobel Management BV                                                         Arnhem                                100.00
*  Akzo Nobel Mpp Systems B.V.                                                      Arnhem                                100.00
*  Akzo Nobel Nederland B.V.                                                        Arnhem                                100.00
   Akzo Nobel Nippon Paint Holding B.V.                                             Arnhem                                 75.00
*  Akzo Nobel Pharma B.V.                                                           Oss                                   100.00
*  Akzo Nobel Pharma International bv                                               Oss                                   100.00
*  Akzo Nobel Pharma Ventures B.V.                                                  Arnhem                                100.00
*  Akzo Nobel Polymer Chemicals B.V.                                                Amersfoort                            100.00
*  Akzo Nobel Powder Coatings Holding bv                                            Arnhem                                100.00
   Akzo Nobel Representative Offices BV                                             Arnhem                                100.00
*  Akzo Nobel Research BV                                                           Arnhem                                100.00
*  Akzo Nobel Resins BV                                                             Bergen op Zoom                        100.00
*  Akzo Nobel Risk and Insurance Management B.V.                                    Arnhem                                100.00
*  Akzo Nobel Salt BV                                                               Amersfoort                            100.00
*  Akzo Nobel Sino Chemicals bv                                                     Arnhem                                100.00
*  Akzo Nobel Sino Coatings B.V.                                                    Sassenheim                            100.00
*  Akzo Nobel Surface Chemistry BV                                                  Amersfoort                            100.00
*  Akzo Systems BV                                                                  Arnhem                                100.00
*  Carelaa BV                                                                       Arnhem                                100.00
*  Casco BV                                                                         's-Hertogenbosch                      100.00
*  Cosmas BV                                                                        Oss                                   100.00
*  Degewop BV                                                                       Arnhem                                100.00
*  Diosynth BV                                                                      Oss                                   100.00
*  Diosynth Holding B.V.                                                            Arnhem                                100.00
*  Diosynth International BV                                                        Oss                                   100.00
*  Eka Chemicals BV                                                                 Maastricht                            100.00
*  EKA Chemicals Chile B.V.                                                         Amsterdam                             100.00
*  Eka Nobel B.V.                                                                   Maastricht                            100.00
*  Farmaas BV                                                                       Oss                                   100.00
*  Fibdis I BV                                                                      Ede                                   100.00
*  Fibdis II BV                                                                     Arnhem                                100.00
*  Fibdis III BV                                                                    Arnhem                                100.00
*  Fibdis Nederland bv                                                              Arnhem                                100.00
   Fonda bv                                                                         Arnhem                                 50.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



*  Handelmaatschappij Buya BV                                                       Arnhem                                100.00
*  Handelmaatschappij Chemie-Silk BV                                                Amsterdam                             100.00
*  Hermalinde B.V.                                                                  Arnhem                                100.00
*  Hollander's Verfhandel BV                                                        Zwolle                                100.00
*  Horus BV                                                                         Oss                                   100.00
*  International Paint (Nederland) BV                                               Rhoon                                 100.00
*  Intervet China B.V.                                                              Arnhem                                100.00
*  Intervet Holding B.V.                                                            Arnhem                                100.00
*  Intervet International BV                                                        Boxmeer                               100.00
*  Intervet Nederland BV                                                            Boxmeer                               100.00
*  J.L.H. Smits & Co Verffabrieken BV                                               Wapenveld                             100.00
*  Kloek Zout B.V.                                                                  Dordrecht                             100.00
*  Laboratoria Nobilis BV                                                           Boxmeer                               100.00
*  Levis BV                                                                         Waalwijk                              100.00
*  Makraba BV                                                                       Arnhem                                100.00
   Mcn Holding BV                                                                   Delfzijl                              100.00
*  Mycofarm International BV                                                        Boxmeer                               100.00
*  Mycofarm Nederland BV                                                            De Bilt                               100.00
   Nederlandse Verfhandel (Neveha) BV                                               Breda                                  60.00
*  Nobel Industries Holding BV                                                      Arnhem                                100.00
*  Nobel Industries Nederland BV                                                    Amsterdam                             100.00
*  Nobilon International b.v.                                                       Boxmeer                               100.00
*  Nourypharma Nederland BV                                                         Oss                                   100.00
*  NV Organon                                                                       Oss                                   100.00
*  Orgachemia BV                                                                    Boxtel                                100.00
*  Organon Agencies BV                                                              Oss                                   100.00
*  Organon China BV                                                                 Arnhem                                100.00
*  Organon Europe BV                                                                Oss                                   100.00
*  Organon Holding bv                                                               Oss                                   100.00
*  Organon Nederland BV                                                             Oss                                   100.00
*  Organon Participations bv                                                        Oss                                   100.00
*  Organon Teknika Holding B.V.                                                     Arnhem                                100.00
*  Panter BV                                                                        Hoofddorp                             100.00
*  Poviet Producten BV                                                              Amsterdam                             100.00
*  Remmert Holland BV                                                               Hoofddorp                             100.00
*  Ribaja BV                                                                        Hengelo (Ov)                          100.00
*  Rosemont BV                                                                      Oss                                   100.00
*  Sikkens Verkoop BV                                                               Sassenheim                            100.00
*  Syncoflex BV                                                                     Arnhem                                100.00
*  Theriak bv                                                                       Oss                                   100.00
*  Van Blommestein Powalky BV                                                       Arnhem                                100.00
*  Verfhandel Roozendaal BV                                                         Den Haag                              100.00
*  Verfhof BV                                                                       Arnhem                                100.00
*  Vetrex BV                                                                        Oss                                   100.00
*  Vlintex BV                                                                       Arnhem                                100.00
   Wemca Milieubeheer BV                                                            Arnhem                                100.00
*  Zoopharm BV                                                                      De Bilt                               100.00

   New Zealand
   Akzo Nobel Coatings Ltd (New Zealand)                                            Auckland                              100.00
   Akzo Nobel Investments (New Zealand) Ltd                                         Avondale                              100.00
   Eka Chemicals (N.Z.) Ltd.                                                        Mount Maunganui                       100.00
   Intervet Limited (New Zealand)                                                   Auckland                              100.00
   Wrightleft (New Zealand) Ltd                                                     Auckland                              100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Norway
   Akzo Nobel Car Refinishes AS                                                     Kolbotn                               100.00
   Akzo Nobel Chemicals AS (Norway)                                                 Oslo                                  100.00
   Akzo Nobel Dekorativ AS (Norway)                                                 Kolbotn                               100.00
   Akzo Nobel Industrial Coatings AS (Norway)                                       Kolbotn                               100.00
   Akzo Nobel Surface Chemistry A/S                                                 Fredrikstad                           100.00
   Eka Chemicals Norge A/S                                                          Skarer                                100.00
   Eka Chemicals Norge Silika A/S                                                   Skarer                                100.00
   Eka Chemicals Rana A/S                                                           Mo i Rana                             100.00
   Eka Chemicals Rjukan A/S                                                         Rjukan                                100.00
   International Maling A/S                                                         Begen                                 100.00
   Intervet Norbio A.S.                                                             Bergen                                100.00
   Intervet Norge AS                                                                Oslo                                  100.00
   Organon A/S (Norway)                                                             Asker                                 100.00
   Silinor A/S                                                                      Meloy                                 100.00
   Thors Kemiske Fabrikker A/S                                                      Skarer                                100.00

   Pakistan
   Organon Pakistan (Private) Ltd                                                   Karachi                                99.90

   Panama
   International Paint (Panama) Inc.                                                Mercantil                             100.00

   Papua New Guinea
   Akzo Nobel Limited                                                               Geheru                                100.00

   Paraguay
   Intervet Paraguay SA                                                             Asuncion                               75.00

   Peru
   Intervet SA                                                                      Lima                                  100.00

   Philippines
   Akzo Nobel Car Refinishes Philippines Inc.                                       Makati City                           100.00
   Intervet Phillipines Inc                                                         Mandaluyong                           100.00
   Organon (Philippines) Inc.                                                       Manila                                 99.99

   Poland
   Akzo Nobel Car Refinishes (Polska) Sp. Z o.o.                                    Wloclawek                             100.00
   Akzo Nobel Chemicals Representation & Services Sp. Z o.o.                         Warsaw                                100.00
   Akzo Nobel Decorative Coatings Sp. Z o.o.                                        Wloclawek                             100.00
   Akzo Nobel Industrial Coatings Sp. Z o.o.                                        Wloclawek                             100.00
   International Coatings Sp. Z o.o.                                                Gdynia                                100.00
   Nobiles, Kujawska Fabryka Farb i Lakierow Sp. z o.o.                             Wloclawek                             100.00
   Organon Polska Sp. z o.o.                                                        Warsaw                                100.00

   Portugal
   Akzo Nobel Resinas  Lda                                                          Santo Varao                           100.00
   Eka Chemicals Portugal Lda                                                       Parede                                100.00
   Hacifar Portuguesa (Produtos Quimicos E Farmaceuticos) Lta                       Lisbon                                100.00
   International Paint Iberia Ltda                                                  Setubal                                68.34
   Intervet Portugal - Saude Animal, Lda                                            Cascais                               100.00
   Nourifarma - Produtos Quimicos e Farmaceuticos Lda                               Lisbon                                100.00
   Organon Portuguesa Produtos Quimicos E Farmaceuticos Ltda                        Lisbon                                100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Rumania
   Eurocolor Ltd                                                                    Sfantu-Gheorghe                        51.00
   Intervet Nutrition SrL                                                           Bucharest                              99.90
   Intervet Romania SRL                                                             Bucharest                             100.00

   Russian Federation
   A.O. Ankorit                                                                     Moscow                                 51.00
   Akzo Nobel Car Refinishes OOO                                                    Moscow                                100.00
   Akzo Nobel Trading and Distribution Company Ltd                                  Moscow                                100.00
   Intervet OOO                                                                     Moscow                                100.00
   Marshall Paint Rus                                                               Moscow                                100.00
   RU Sadolin                                                                       Moscow                                100.00
   Zao Akzo Nobel Dekor (Russia)                                                    Moscow                                100.00
   Zao Organon A/O                                                                  Moscow                                100.00
   Zao Sadolin                                                                      St Petersburg                         100.00
   Zao Sadolin-Nizhny Novgorod                                                      Nizhny Novgorod                       100.00

   Singapore
   Akcros Chemicals (Asia Pacific) Pte Ltd                                          Singapore                             100.00
   Akzo Nobel Car Refinishes (Singapore)  Pte Ltd                                   Singapore                             100.00
   Akzo Nobel Chemicals Pte Ltd                                                     Singapore                             100.00
   Akzo Nobel Coatings (Asia Pacific) Pte Ltd                                       Singapore                             100.00
   Akzo Nobel Coatings Pte Ltd                                                      Singapore                             100.00
   Akzo Nobel South East Asia Pte Ltd.                                              Singapore                             100.00
   Akzo Nobel Surface Chemistry Pte. Ltd.                                           Singapore                             100.00
   Casco Adhesives (Asia) Pte Ltd                                                   Singapore                             100.00
   Coin Akzo Nobel Peroxides Pte Ltd                                                Singapore                              55.50
   International Coatings (Pte) Ltd                                                 Singapore                             100.00
   Intervet (Taiwan) Pte Ltd                                                        Singapore                             100.00
   Intervet Norbio Singapore Pte Ltd                                                Singapore                             100.00

   Slovak Republic
   Budafestek Slovakia Sro (Ltd)                                                    Nitre                                  98.00

   South Africa
   Eka Chemicals (Pty) Ltd                                                          Durban                                100.00
   International Paint (Pty) Ltd                                                    Groterg                                51.00
   Intervet South Africa (Pty) Limited                                              Johannesburg                          100.00
   PJA (South Africa) (Pty) Ltd                                                     Alberton                              100.00

   Spain
   Akcros Chemicals Iberica Sl                                                      Barcelona                             100.00
   Akzo Nobel Car Refinishes SL                                                     Barcelona                             100.00
   Akzo Nobel Chemicals SA (Spain)                                                  Barcelona                             100.00
   Akzo Nobel Coatings S.A.                                                         Barcelona                             100.00
   Akzo Nobel Distribucion, S.L.                                                    Barcelona                             100.00
   Akzo Nobel Industrial Paints SL                                                  Barcelona                             100.00
   Akzo Nobel Nippon Paint Espania SA                                               Badalona                               75.00
   Akzo Nobel Resins S.L.                                                           Barcelona                             100.00
   Casco Decor S.A. (Spain)                                                         Barcelona                             100.00
   Eka Chemicals Iberica SA                                                         Barcelona                             100.00
   Herpu Carrocerias S.A. (Spain)                                                   Barcelona                             100.00
   Laboratorios Intervet S.A.                                                       Salamanca                             100.00
   Laminados Iberia S.A.                                                            Burgos                                100.00
   Organon Espanola S.A.                                                            Cornella de Llobregat                 100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Sweden
   AB Alpinum                                                                       Nacka                                 100.00
   Akzo Nobel AB                                                                    Stockholm                             100.00
   Akzo Nobel Base Chemicals AB                                                     Skoghall                              100.00
   Akzo Nobel Car Refinishes AB                                                     Tyresoe                               100.00
   Akzo Nobel Chemicals Holding AB                                                  Nacka                                 100.00
   Akzo Nobel Coatings AB                                                           Goteburg                              100.00
   Akzo Nobel Coatings Holding AB                                                   Stockholm                             100.00
   Akzo Nobel Deco International AB                                                 Nacka                                 100.00
   Akzo Nobel Decorative Coatings AB                                                Malmo                                 100.00
   Akzo Nobel Functional Chemicals AB                                               Stenungsund                           100.00
   Akzo Nobel Industrial Coatings AB                                                Malmo                                 100.00
   Akzo Nobel Nippon Paint AB                                                       Angered                                75.00
   Akzo Nobel Production AB                                                         Nacka                                  75.00
   Akzo Nobel Rexolin AB                                                            Gothenburg                            100.00
   Akzo Nobel Salt AB                                                               Goteborg                              100.00
   Akzo Nobel Scandinavia AB                                                        Stockholm                             100.00
   Akzo Nobel Surface Chemistry AB                                                  Stenungsund                           100.00
   Akzo Nobel Surface Chemistry Holding AB                                          Stenungsund                           100.00
   Aqvarinse AB                                                                     Bohus                                 100.00
   Casco Products AB                                                                Stockholm                             100.00
   Cellchem AB                                                                      Stockholm                             100.00
   Chemtronics AB                                                                   Bohus                                 100.00
   Ejes Farghus AB                                                                  Sundsvall                             100.00
   Eka Chemicals AB                                                                 Bohus                                 100.00
   Eka Chemicals China AB                                                           Bohus                                 100.00
   Ekoflock AB                                                                      Vetlanda                              100.00
   Extensor AB                                                                      Angered                               100.00
   Faerg AB Danab                                                                   Malmo                                 100.00
   Faerghuset i Eskilstuna AB                                                       Eskilstuna                            100.00
   Farghandelskompaniet i Malmo AB                                                  Malmo                                  91.00
   Fastighets AB Jakob Mindre                                                       Nacka                                 100.00
   Fastighets AB Stockvik                                                           Sundsvall                             100.00
   Forvaltnings AB Sannegarden                                                      Goteborg                              100.00
   Fribo Fastigheter AB                                                             Vetlanda                              100.00
   Harnosands Farghus AB                                                            Harnosand                             100.00
   International Farg AB                                                            Goteburg                              100.00
   Intervet AB                                                                      Stockholm                             100.00
   Kartongen Kemi och Forvaltning AB                                                Stockholm                             100.00
   Kb Halstenen                                                                     Stockholm                             100.00
   Kemanord Kraft AB                                                                Stockholm                             100.00
   Kemi-Intressen AB                                                                Solna                                 100.00
   Mscand Management Services AB                                                    Nacka                                 100.00
   Nordsjo Butiker AB                                                               Malmo                                 100.00
   Organon AB                                                                       Goteborg                              100.00
   Permascand AB                                                                    Ljungaverk                            100.00
   Permascand Laser AB                                                              Trollhatan                            100.00
   Rosemont Pharma AB                                                               Goteborg                              100.00
   Titan Service Center i Ljungaverk AB                                             Ljungaverk                            100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Switzerland
   Akzo Nobel Coatings AG                                                           Luzern                                 97.00
   Budapaint AG                                                                     Luzern                                100.00
   Colorfilia I.P.C. S.A.                                                           Basel                                 100.00
   Colorfina S.A.                                                                   Basel                                 100.00
   Crina Centre de Recherches International De Nutrition S.A.                       Gland                                  97.00
   Dr. Bommeli AG                                                                   Koniz                                 100.00
   Multilan AG                                                                      Pfaffikon                              99.89
   Organon (International) AG                                                       Pfaffikon                              99.95
   Organon AG                                                                       Pfaffikon                              99.00
   Sinova AG                                                                        Pfaffikon                              71.67
   Veterinaria AG                                                                   Zurich                                100.00

   Taiwan
   Akzo Nobel Chang Cheng (Taiwan)  Ltd                                             Taipei                                 50.00
   Eka Chemicals Corporation                                                        Taipei                                100.00
   Hoechst Roussel Vet Co. Ltd                                                      Taipei                                 99.92
   International Paint (Taiwan) Ltd                                                 Kaoshiung                             100.00
   Organon Taiwan Ltd.                                                              Taipei                                100.00

   Thailand
   Akzo Nobel Coatings Ltd                                                          Nakornpathom                           95.06
   Casco Adhesives Co Ltd (Thailand)                                                Patumthani                             99.97
   Eka Chemicals (Thailand)  Ltd                                                    Bangkok                                73.98
   Intervet (Thailand) Ltd                                                          Bangkok                                74.11
   Organon (Thailand) Ltd                                                           Bangkok                                99.98

   Tunisia
   Soc. Tunisienne de Peintures Astral S.A.                                         Megrine Tunis                          60.00

   Turkey
   Akzo Nobel Boya Sanayi ve Ticaret A.S.                                           Izmir                                  75.00
   Akzo Nobel Kemipol A.S.                                                          Izmir                                  51.00
   Akzo Nobel Pharma Holding A.S.                                                   Istanbul                              100.00
   International Coatings Pazarlama  Limited Sirketi                                Istanbul                               99.94
   Intervet Veteriner Ilaclai Pazarlama ve Ticaret Ltd. Sirketi                     Istanbul                              100.00
   Kapboy Kaplama Insaat Sanayi ve Ticaret AS                                       Gebze                                  79.59
   Kempa Boya Ve Sinai Maddeler Pazarlama Ve Ticaret A.S.                           Izmir                                  50.59
   Marshall Boya Ve Vernik Sanayii AS                                               Gebze                                  83.78
   Organon Ilaclari A.S.                                                            Istanbul                              100.00
   Tekyar Teknik Yardim S.A.                                                        Dilovasi                              100.00

   U.S.A.
   Akcros Chemicals America                                                         New Jersey                            100.00
   Akzo Nobel Aerospace Coatings Inc.                                               South Carolina                        100.00
   Akzo Nobel Asphalt Applications Inc.                                             Texas                                 100.00
   Akzo Nobel Catalysts L.L.C.                                                      Wilmington                            100.00
   Akzo Nobel Chemicals Inc. (America)                                              Delaware                              100.00
   Akzo Nobel Coatings Inc.                                                         Delaware                              100.00
   Akzo Nobel Finance United States Holdings LLC                                    Wilmington                            100.00
   Akzo Nobel Finance United States Inc                                             Wilmington                            100.00
   Akzo Nobel Functional Chemicals L.L.C.                                           Wilmington                            100.00
   Akzo Nobel Holdings LLC                                                          Wilmington                            100.00
   Akzo Nobel Inc.                                                                  Delaware                              100.00
   Akzo Nobel Industrial Specialties Inc.                                           Greenwich                             100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Akzo Nobel Inks Corp.                                                            Delaware                              100.00
   Akzo Nobel New Jersey Holdings Inc.                                              Delaware                              100.00
   Akzo Nobel Non-Stick Coatings Llc                                                Des Plains                            100.00
   Akzo Nobel Polymer Chemicals L.L.C.                                              Wilmington                            100.00
   Akzo Nobel Properties Inc.                                                       Wilmington                            100.00
   Akzo Nobel Rheology Additives Inc.                                               Delaware                              100.00
   Akzo Nobel Salt America Inc                                                      Delaware                              100.00
   Akzo Nobel Services Inc.                                                         Delaware                              100.00
   Akzo Nobel Surface Chemistry L.L.C.                                              Wilmington                            100.00
   Akzo Nobel Transportation Coatings Inc.                                          Texas                                 100.00
   Casco Impregnated Papers America Co. LLC                                         Delaware                               82.00
   Casco Nobel America Inc.                                                         Delaware                              100.00
   Diosynth Inc.                                                                    Delaware                              100.00
   Diosynth RTP Inc.                                                                Cary                                  100.00
   Eka Chemicals Inc.                                                               Wilmington                            100.00
   Expancel Inc.                                                                    Delaware                              100.00
   Fiberco Inc.                                                                     Axis                                  100.00
   Filtrol Corporation                                                              Delaware                              100.00
   International Paint Inc.                                                         Kentucky                              100.00
   Intervet Inc.                                                                    Delaware                              100.00
   Organon Inc.                                                                     New Jersey                            100.00
   Organon International Inc.                                                       Wilmington                            100.00
   Organon Pharmaceuticals Inc.                                                     Wilmington                            100.00
   Organon Sanofi-Synthelabo LLC                                                    Wilmington                             50.00
   Organon Teknika Corporation                                                      Delaware                              100.00
   Pharmacare Inc.                                                                  Wilmington                            100.00
   Vetstream Inc.                                                                   Delaware                              100.00
   Viking Construction Inc.                                                         Texas                                 100.00

   Ukraine
   Akzo Nobel Decorative Coatings (Ukraine) TzOV                                    Kiev                                  100.00


   Akcros Chemicals Ltd                                                             Walton on Thames                      100.00
   Akzo Nobel Aerospace Coatings Ltd                                                Leicester                             100.00
   Akzo Nobel Chemicals Holdings Ltd                                                London                                100.00
   Akzo Nobel Chemicals Limited                                                     London                                100.00
   Akzo Nobel Coatings Ltd                                                          Abingdon                              100.00
   Akzo Nobel Decorative Coatings Ltd (UK)                                          Darwen                                100.00
   Akzo Nobel Holdings Ltd                                                          London                                100.00
   Akzo Nobel Industrial Coatings Ltd (UK)                                          Darwen                                100.00
   Akzo Nobel Investments Finance Limited                                           London                                100.00
   Akzo Nobel Investments Ltd                                                       London                                100.00
   Akzo Nobel Limited                                                               London                                100.00
   Akzo Nobel Nippon Paint Ltd                                                      London                                 75.00
   Akzo Nobel Overseas Limited                                                      London                                100.00
   Akzo Nobel Powder Coatings Ltd. (UK)                                             Darwen                                100.00
   Akzo Nobel Properties Ltd                                                        Darwen                                100.00
   Akzo Nobel Services Limited                                                      London                                100.00
   Akzo Nobel Surface Chemistry Ltd.                                                St. Albans                            100.00
   Akzo Nobel UK Ltd                                                                London                                100.00
   Cloudburst II Limited                                                            London                                100.00
   Crina (UK) Ltd                                                                   St Albans                              97.00
   Crown Berger Ltd                                                                 Darwen                                100.00
   Diosynth Ltd                                                                     Cambridge                             100.00


             LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
             ----------------------------------------------------



   Eighteen Hanover Square Limited                                                  London                                100.00
   Eka Chemicals (AC) Ltd                                                           Somerset                              100.00
   Eka Chemicals Ltd                                                                Weston Super Mare                     100.00
   Fitbranch Limited                                                                London                                100.00
   International Coatings Limited                                                   London                                100.00
   International Paints (Exports) Limited                                           London                                100.00
   International Paints (Holdings) Limited                                          London                                100.00
   Intervet UK Ltd                                                                  Milton Keynes                         100.00
   Intervet UK Production Ltd                                                       Milton Keynes                         100.00
   Launchexport Limited                                                             London                                100.00
   Ned-Int Holdings Ltd                                                             London                                100.00
   Nourypharma Ltd                                                                  Cambridge                             100.00
   Organon Laboratories Ltd                                                         Cambridge                             100.00
   Poultry Biologicals Ltd                                                          Milton Keynes                         100.00
   Resinous Chemicals Ltd                                                           Tyne and Wear                         100.00
   Vetstream Ltd                                                                    Cambridge                             100.00

   Uruguay
   Intervet Uruguay SA                                                              Montevideo                            100.00
   Organon Latin America S.A.                                                       Montevideo                            100.00

   Venezuela
   Eka Chemicals de Venezuela Ca                                                    Caracas                               100.00
   Organon Venezolana S.A.                                                          Caracas                               100.00

   Vietnam
   Akzo Nobel Chang Cheng (Vietnam) Ltd                                             Dong Nai                               50.00
   Akzo Nobel Coatings Vietnam Limited                                              Ho Chi Minh City                      100.00


       LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
       -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Belgium
Flexsys Coordination Centre N.V.                                      St. Stevens Woluwe              50.00
Flexsys NV                                                            St. Stevens Woluwe              50.00
Zoutbedrijf van Damme N.V.                                            Kalken                          28.86

Brazil
Fabrica Carioca de Catalisadores SA                                   Santa Cruz                      40.00
Flexsys Industria E Comercio Ltda                                     Sao Paolo                       50.00

China
Hangzhou Sino-French Chemical Company Limited                         Hangzhou                        25.00
Herberts-Akzo-Red Lion Automotive Coatings Corp. Ltd.                 Beijing                         25.00
Jinwu Eka Resin Co. Ltd                                               Long-Xu                         30.00

Denmark
Maricogen Komplementarselskab Aps                                     Mariager                        50.00
Maricogen P/S                                                         Mariager                        50.00

Egypt
South Egypt Drug Industries Co. (Sedico)                              Giza                            22.24

Finland
Eka Polymer Latex Oy                                                  Oulu                            50.00

France
Decorative Ouest SA                                                   Angers                          34.69
Eurecat SA                                                            La Voulte sur Rhone             50.00
Flexsys Sarl                                                          Sete                            50.00
Petroval S.A.                                                         Les 3 Pierres                   30.00

Germany
Akzo-Pq Silica GmbH & Co (Ohg)                                        Duren                           50.00
Akzo-Pq Silica Verwaltungs-GmbH                                       Duren                           50.00
Flexsys Distribution GmbH                                             Duren                           50.00
Flexsys Verkauf GmbH                                                  Hannover                        49.94
Flexsys Verwaltigungs und Beteiligungs GmbH                           Nienburg                        50.00
Industriepark Nienburg GmbH                                           Nienburg                        50.00
Perla Greek Salt Commercial Industrial L.L.C.                         Piraeus                         50.00

Hungary
Budafestek-Karolina Ltd                                               Budapest                        34.00

Italy
Eco-Rigen Srl                                                         Gela                            35.00
Flexsys S.P.A.                                                        Milano                          50.00
Rigel Srl                                                             Milan                           50.00

                                                                              20


       LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
       -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Japan
Denak K.K.                                                            Tokyo                           50.00
Flexsys K.K.                                                          Tokyo                           50.00

Japan Tygaflor Ltd                                                    Tokyo                           40.00
Kayaku Akzo Corporation Ltd                                           Tokyo                           50.00
Ketjen Black International Company Ltd                                Tokyo                           33.30
Kyushu Mitaka K.K.                                                    Kyusyu                          50.00
Lion Akzo Company Ltd                                                 Tokyo                           50.00
Mitaka Pharmaceutical Co. Ltd                                         Tokyo                           50.00
Nippon Ketjen Company Ltd                                             Tokyo                           50.00

Kuwait
International Warba Coatings WLL                                      Kuwait                          49.00

Malaysia
Flexsys Chemicals (M) Sdn Bhd                                         Selangor                        50.00

Netherlands
Acordis B.V.                                                          Arnhem                          23.87
Corval B.V.                                                           Sittard                         32.00
Delamine BV                                                           Delfzijl                        50.00
Delesto BV                                                            Delfzijl                        50.00
EasySwim b.v.                                                         Nunspeet                        25.00
Eijkelkamp Beheer B.V.                                                Goor                            24.00
Flexsys BV                                                            Deventer                        50.00
Flexsys Holding BV                                                    Deventer                        50.00
G. Kox en Zoon B.V.                                                   Wormerveer                      19.35
Kemax B.V.                                                            Delfzijl                        50.00
Methaholding V.O.F.                                                   Haren                           50.00
Methanor V.O.F.                                                       Haren                           30.00
Salinco V.O.F.                                                        Hengelo                         50.00
Servant International Trading B.V.                                    Breda                           39.06
Solar Dew bv                                                          Breda                           40.00
Verfgroothandel Limburg B.V.                                          Sittard                         32.00
Verfindustrie Jacq. Eyck B.V.                                         Heerlen                         32.00
Warmte/Kracht Centrale Akzo Nobel Center V.O.F.                       Arnhem                          50.00

Saudi Arabia
International Paint Saudi Arabia Ltd                                  Dammam                          49.00

Singapore
Flexsys Pte Ltd                                                       Singapore                       50.00

Spain
Flexsys Rubber Chemicals Srl                                          Barcelona                       50.00


Etenforsorning Stenungsund AB                                         Stenungsund                     20.00
Maintech i Stenungsund AB                                             Stenungsund                     50.00
Svensk Etanolkemi AB                                                  Ornskoldsvik                    50.00

                                                                              21

       LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
       -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Switzerland
Flexsys AG                                                            Zug                             49.87

Thailand
Akzo Nobel Coatings Trading Ltd                                       Nakornpathom                    46.96
Bangrak Marketing Co. Ltd                                             Bangkok                         49.32
Siam Paper Chemicals Ltd.                                             Bangkok                         48.99
Synthese (Thailand) Co Ltd                                            Bangkok                         41.82

Turkey
Dyo Printing Inks A.S.                                                Izmir                           43.50
Enfalt Emulsiyon Ve Asfalt Tesisleris AS                              Ankara                          40.00

U.S.A.
Collision Repair Business Management Services Llc                     Delaware                        49.00
Eurecat U.S. Inc.                                                     New Jersey                      57.50
Flexsys America Co.                                                   Akron, Ohio                     50.00
Flexsys America Lp                                                    Akron                           50.00

United Arab Emirates
International Paint (Gulf) Llc                                        Dubai                           49.00

United Kingdom
Flexsys Rubber Chemicals Ltd                                          Gillingham                      50.00
Reebor Ltd                                                            Darwen                          50.00
The Particol Partnership                                              Weston super Mare               50.00

Western Samoa
Samoa Paints Ltd                                                      Apia                            52.00